Year-End 2016 Earnings Conference Call March 7, 2017

2 Safe Harbor This presentation may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "assume," "believe," "expect," "estimate," "plan," "will," "may," and the negative of these and similar expressions generally identify forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond Avadel’s control and could cause actual results to differ materially from the results contemplated in such forward-looking statements. These risks, uncertainties and contingencies include the risks relating to: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz®, Vazculep® and Akovaz® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices we charge for those products; the possibility that we could fail to successfully complete the research and development for the pipeline product we are evaluating for potential application to the FDA pursuant to our "unapproved-to-approved" strategy, or that competitors could complete the development of such product and apply for FDA approval of such product before us; our dependence on the performance of third parties in partnerships or strategic alliances for the commercialization of some of our products; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and market such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delivery platforms and other products; our dependence on key personnel to execute our business plan; the amount of additional costs we will incur to comply with U.S. securities laws as a result of our ceasing to qualify as a foreign private issuer; and the other risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2015, all of which filings are also available on the Company's website. Avadel undertakes no obligation to update its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

3 Call Outline • Share Repurchase Program • REST-ON Trial • Special Protocol Assessment • Timeline • Patent Landscape • Base Business Overview • Akovaz® • Vazculep® • Bloxiverz® • R&D Pipeline • Non-GAAP Financial Results • GAAP Financial Results • Product Sales • Cash Flow • 2017 Guidance

4 Share Repurchase Program Board of Directors authorized share repurchase program of up to $25 million Strong cash position allows flexibility to allocate money for share repurchase Provides opportunity to purchase shares and return cash to shareholders Repurchases may be made in open-market transactions, block transactions on or off the exchange, in privately negotiated transactions, or through other means as determined by management

5 REST-ON Phase III Trial • Reached protocol agreement with FDA via Special Protocol Assessment in Q4 • Upfront agreement from FDA on powering and trial design • Endpoints: Excessive Daytime Sleepiness (EDS) and Cataplexy • Initiated patient enrollment and dosing in Q4 • Active enrollment in Europe and Canada • US site initiations ongoing • Enrollment completion goal of year end 2017 Progress to Date

6 Sodium Oxybate Patent Landscape 1st generic approved with separate REMS from Xyrem® Generic litigation of patent surrounding concomitant use with valproate sodium slated for May 2017 • Potential settlement prior to trial • Patent holds – generics likely delayed until 2026 • Patent falls – potential generic entry 2H 2017 AVDL’s plans to file 5050(b)(2) NDA for FT218 • Patients taking forms of valproate sodium excluded from REST-ON study – FDA is aware of this exclusion criteria • NDA not subject to label requirements of ANDA filers, even though NDA will reference existing safety information of RLD • FT218 will have a different label than competing 2x nightly products

7 Hospital Products • Akovaz® successfully launched in August Q3 • Exited 2016 with approximately 27% market share ( ~7.5 million vials / year) • 1 competitor in 2016 • 2 competitors in 2017 • Expect to garner and retain ~ 30% of overall market • Vazculep® had 100% share of 5mL & 10mL markets • 40% market share across 3 vial sizes • Expect another competitor mid-year 2017 • Bloxiverz® retained ~ 40% share during 2016 in 3 player market • Sugammadex, neostigmine alternative, reduced the overall neostigmine market by ~20% during 2016 • Expect another competitor mid-year 2017

8 Internal Development Pipeline Indication: CNS Indication: Psychiatric Indication: Pediatric Indication: Pediatric • Numerous internal development opportunities under evaluation • Expect to file 4th NDA for AV001 by year end 2017 • Evaluating more unapproved marketed drugs (UMD) for potential development beginning in 2017

9 Non-GAAP Financial Results *Reconciliations from GAAP to Non-GAAP can be found in the appendix (in 000s) 12/31/16 09/30/16 12/31/15 12/31/16 12/31/15 Sales 43,085$ 32,087$ 44,568$ 150,246$ 173,009$ Cost of products and services sold 3,610 2,844 2,937 12,742 11,410 Research and development expenses 13,476 8,143 5,161 34,611 25,608 Selling, general and admin expenses 10,688 12,740 6,808 44,179 21,712 Intangible asset amortization - - - - - Operating expenses 27,774 23,727 14,906 91,532 58,730 Contingent consideration payments and accruals 7,645 5,884 8,158 26,966 32,081 Operating income (loss) 7,666 2,476 21,504 31,748 82,198 Interest and other expense (net) 294 226 65 672 1,236 Other Expense - changes in fair value of related party payable (1,018) (785) (1,123) (3,636) (4,414) Income (loss) before income taxes 6,942 1,917 20,446 28,784 79,020 Income tax provision 6,875 5,416 9,687 31,373 37,290 Net income (loss) 67$ (3,499)$ 10,759$ (2,589)$ 41,730$ Diluted earnings (loss) per share -$ (0.08)$ 0.25$ (0.06)$ 0.96$ Three Months Ended Twelve Months Ended

10 GAAP Financial Results (in 000s) 12/31/16 09/30/16 12/31/15 12/31/16 12/31/15 Sales 43,085$ 32,087$ 44,568$ 150,246$ 173,009$ Cost of products and services sold 2,591 2,844 2,937 13,248 11,410 Research and development expenses 13,476 8,143 5,161 34,611 25,608 Selling, general and admin expenses 10,688 12,740 6,808 44,179 21,712 Intangible asset amortization 2,970 3,702 3,141 13,888 12,564 Operating expenses 29,725 27,429 18,047 105,926 71,294 Fair value adjustments of contingent consideration (3,704) 20,848 (51,079) 49,285 30,957 Operating income (loss) 17,064 (16,190) 77,600 (4,965) 70,758 Interest and other expense (net) 1,429 1,475 2,563 1,795 11,830 Other Expense - changes in fair value of related party payable (413) (1,828) 4,746 (6,548) (4,883) Income (loss) before income taxes 18,080 (16,543) 84,909 (9,718) 77,705 Income tax provision 13,346 3,451 11,391 31,558 35,907 Net income (loss) 4,734$ (19,994)$ 73,518$ (41,276)$ 41,798$ Diluted earnings (loss) per share 0.11$ (0.48)$ 1.69$ (1.00)$ 0.96$ Three Months Ended Twelve Months Ended

Product Sales

Avadel

in $000's

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Full Year 2016	Full Year 2015
Bloxiverz	$ 24,747	$ 25,620	$ 15,591	$ 16,938	$ 82,896	$ 150,083
Vazculep	9,406	10,421	9,340	10,629	39,796	20,151
Akovaz	-	-	5,568	11,263	16,831	-
Other	1,200	2,124	841	3,534	7,699	2,054
Total product sales and services	$ 35,353	$ 38,165	$ 31,340	$ 42,364	$ 147,222	$ 172,288
License and research revenue	$ 863	$ 693	$ 747	$ 721	$ 3,024	$ 721
Total revenues	$ 36,216	$ 38,858	$ 32,087	$ 43,085	$ 150,246	$ 173,009

11

12 Cash Flow Summary in $000's 2016 2015 TOTAL Cash and Marketable Securities Beginning Balance 144,802$ 92,834$ Operating Cash Flows (excl tax and earnout payments) 68,801$ 126,414 Tax Payments (27,180)$ (42,121) Earnout/Royalty Payments (30,837)$ (27,897) Capital Spending (1,201)$ (1,629) Repayment of Debt (277)$ (5,658) Issuance of Ordinary Shares and Warrants 440$ 6,990 FX (166)$ (3,508) Other (187)$ (623) Change in Total 9,393$ 51,968 Ending Balance 154,195$ 144,802$ Twelve Months Ended December 31,

13 Full Year 2017 Guidance - Reaffirmed 2017 Guidance Sales $170M - $200M Diluted EPS (Adjusted) $0.20 - $0.35

14 APPENDIX

GAAP to NON-GAAP Reconciliations

Avadel

Three Months Ended December 31, 2016:

(in thousands - USD$)

	GAAP	Adjustments							NON-GAAP
		Exclude					Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Cross-border merger impacts	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 42,364	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 42,364
License and research revenue	721	-	-	-	-	-	-	-	721
Total revenue	**43,085**	-	-	-	-	-	-	-	**43,085**
Cost of products and services sold	2,591	-	-	-	1,019	-	-	1,019	3,610
Research and development expenses	13,476	-	-	-	-	-	-	-	13,476
Selling, general and administrative expenses	10,688	-	-	-	-	-	-	-	10,688
Intangible asset amortization	2,970	(2,970)	-	-	-	-	-	(2,970)	-
Changes in fair value of related party contingent consideration	(3,704)	-	-	-	-	3,704	7,645	11,349	7,645
Total operating expenses	**26,021**	**(2,970)**	-	-	**1,019**	**3,704**	**7,645**	**9,398**	**35,419**
Operating income (loss)	**17,064**	**2,970**	-	-	**(1,019)**	**(3,704)**	**(7,645)**	**(9,398)**	**7,666**
Investment Income	555	-	-	-	-	-	-	-	555
Interest Expense	(261)	-	-	-	-	-	-	-	(261)
Other Expense - changes in fair value of related party payable	(413)	-	-	-	-	413	(1,018)	(605)	(1,018)
Foreign exchange gain (loss)	1,135	-	(1,135)	-	-	-	-	(1,135)	-
Income (loss) before income taxes	**18,080**	**2,970**	**(1,135)**	-	**(1,019)**	**(3,291)**	**(8,663)**	**(11,138)**	**6,942**
Income tax provision	13,346	1,066	-	(6,754)	(366)	82	(499)	(6,471)	6,875
Income Tax Rate	*74%*	*36%*	-	-	*36%*	*(2%)*	*6%*	*58%*	*99%*
Net Loss	**$ 4,734**	**$ 1,904**	**$ (1,135)**	**$ 6,754**	**$ (653)**	**$ (3,373)**	**$ (8,164)**	**$ (4,667)**	**$ 67**
Net loss per share - Diluted	**$ 0.11**	**$ 0.04**	**$ (0.03)**	**$ 0.16**	**$ (0.02)**	**$ (0.08)**	**$ (0.19)**	**$ (0.11)**	**$ -**
Weighted average number of shares outstanding - Diluted	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*	*42,808*

15

GAAP to NON-GAAP Reconciliations

Three Months Ended September 30, 2016:

(in thousands - USD$)

		Adjustments					
		Exclude			Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 31,340	$ -	$ -	$ -	$ -	$ -	$ 31,340
License and research revenue	747	-	-	-	-	-	747
Total revenue	**32,087**	-	-	-	-	-	**32,087**
Cost of products and services sold	2,844	-	-	-	-	-	2,844
Research and development expenses	8,143	-	-	-	-	-	8,143
Selling, general and administrative expenses	12,740	-	-	-	-	-	12,740
Intangible asset amortization	3,702	(3,702)	-	-	-	(3,702)	-
Changes in fair value of related party contingent consideration	20,848	-	-	(20,848)	5,884	(14,964)	5,884
Total operating expenses	**48,277**	**(3,702)**	-	**(20,848)**	**5,884**	**(18,666)**	**29,611**
Operating income (loss)	**(16,190)**	**3,702**	-	**20,848**	**(5,884)**	**18,666**	**2,476**
Investment Income	490	-	-	-	-	-	490
Interest Expense	(264)	-	-	-	-	-	(264)
Other Expense - changes in fair value of related party payable	(1,828)	-	-	1,828	(785)	1,043	(785)
Foreign exchange gain (loss)	1,249	-	(1,249)	-	-	(1,249)	-
Income (loss) before income taxes	**(16,543)**	**3,702**	**(1,249)**	**22,676**	**(6,669)**	**18,460**	**1,917**
Income tax provision	3,451	1,329	-	1,022	(386)	1,965	5,416
Income Tax Rate	*(21%)*	*36%*	-	*5%*	*6%*	*11%*	*283%*
Net Loss	**$ (19,994)**	**$ 2,373**	**$ (1,249)**	**$ 21,654**	**$ (6,283)**	**$ 16,495**	**$ (3,499)**
Net loss per share - Diluted	**$ (0.48)**	**$ 0.06**	**$ (0.03)**	**$ 0.53**	**$ (0.15)**	**$ 0.40**	**$ (0.08)**
Weighted average number of shares outstanding - Diluted	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*	*41,241*

16

GAAP to NON-GAAP Reconciliations

Avadel

Three Months Ended December 31, 2015:

(in thousands - USD$)

		Adjustments					
		Exclude			Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 43,847	$ -	$ -	$ -	$ -	$ -	$ 43,847
License and research revenue	*721*	-	-	-	-	-	*721*
Total revenue	**44,568**	**-**	**-**	**-**	**-**	**-**	**44,568**
Cost of products and services sold	2,937	-	-	-	-	-	2,937
Research and development expenses	5,161	-	-	-	-	-	5,161
Selling, general and administrative expenses	6,808	-	-	-	-	-	6,808
Intangible asset amortization	3,141	(3,141)	-	-	-	(3,141)	-
Changes in fair value of related party contingent consideration	(51,079)	-	-	51,079	8,158	59,237	8,158
Total operating expenses	**(33,032)**	**(3,141)**	**-**	**51,079**	**8,158**	**56,096**	**23,064**
Operating income (loss)	**77,600**	**3,141**	**-**	**(51,079)**	**(8,158)**	**(56,096)**	**21,504**
Investment Income	65	-	-	-	-	-	65
Interest Expense	-	-	-	-	-	-	-
Other Expense - changes in fair value of related party payable	4,746	-	-	(4,746)	(1,123)	(5,869)	(1,123)
Foreign exchange gain (loss)	2,498	-	(2,498)	-	-	(2,498)	-
Income (loss) before income taxes	**84,909**	**3,141**	**(2,498)**	**(55,825)**	**(9,281)**	**(64,463)**	**20,446**
Income tax provision	11,391	1,099	(749)	(1,661)	(393)	(1,704)	9,687
Income Tax Rate	*13%*	*35%*	*30%*	*3%*	*4%*	*3%*	*47%*
Net Loss	**$ 73,518**	**$ 2,042**	**$ (1,749)**	**$ (54,164)**	**$ (8,888)**	**$ (62,759)**	**$ 10,759**
Net loss per share - Diluted	**$ 1.69**	**$ 0.05**	**$ (0.04)**	**$ (1.25)**	**$ (0.20)**	**$ (1.45)**	**$ 0.25**
Weighted average number of shares outstanding - Diluted	*43,430*	*43,430*	*43,430*	*43,430*	*43,430*	*43,430*	*43,430*

17

GAAP to NON-GAAP Reconciliations

Avadel

Twelve Months Ended December 31, 2016:

(in thousands - USD$)

		Adjustments							
		Exclude					Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Cross-border merger impacts	Purchase accounting adjustments - FSC	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 147,222	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 147,222
License and research revenue	3,024	-	-	-	-	-	-	-	3,024
Total revenue	150,246	-	-	-	-	-	-	-	150,246
Cost of products and services sold	13,248	-	-	-	(506)	-	-	(506)	12,742
Research and development expenses	34,611	-	-	-	-	-	-	-	34,611
Selling, general and administrative expenses	44,179	-	-	-	-	-	-	-	44,179
Intangible asset amortization	13,888	(13,888)	-	-	-	-	-	(13,888)	-
Changes in fair value of related party contingent consideration	49,285	-	-	-	-	(49,285)	26,966	(22,319)	26,966
Total operating expenses	155,211	(13,888)	-	-	(506)	(49,285)	26,966	(36,713)	118,498
Operating income (loss)	(4,965)	13,888	-	-	506	49,285	(26,966)	36,713	31,748
Investment Income	1,635	-	-	-	-	-	-	-	1,635
Interest Expense	(963)	-	-	-	-	-	-	-	(963)
Other Expense - changes in fair value of related party payable	(6,548)	-	-	-	-	6,548	(3,636)	2,912	(3,636)
Foreign exchange gain (loss)	1,123	-	(1,123)	-	-	-	-	(1,123)	-
Income (loss) before income taxes	(9,718)	13,888	(1,123)	-	506	55,833	(30,602)	38,502	28,784
Income tax provision	31,558	4,986	-	(6,754)	182	3,068	(1,667)	(185)	31,373
Income Tax Rate	*(325%)*	*36%*	-	-	*36%*	*5%*	*5%*	*(0%)*	*109%*
Net Loss	$ (41,276)	$ 8,902	$ (1,123)	$ 6,754	$ 324	$ 52,765	$ (28,935)	$ 38,687	$ (2,589)
Net loss per share - Diluted	$ (1.00)	$ 0.22	$ (0.03)	$ 0.16	$ 0.01	$ 1.28	$ (0.70)	$ 0.94	$ (0.06)
Weighted average number of shares outstanding - Diluted	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*	*41,248*

18

GAAP to NON-GAAP Reconciliations

Avadel

Twelve Months Ended December 31, 2015:

(in thousands - USD$)

		Adjustments					
		Exclude			Include		
	GAAP	Intangible asset amortization	Foreign exchange (gain)/loss	Contingent related party payable fair value remeasurements	Contingent related party payable paid/accrued	Total Adjustments	NON-GAAP
Product sales and services	$ 172,288	$ -	$ -	$ -	$ -	$ -	$ 172,288
License and research revenue	*721*	-	-	-	-	-	*721*
Total revenue	**173,009**	-	-	-	-	-	**173,009**
Cost of products and services sold	11,410	-	-	-	-	-	11,410
Research and development expenses	25,608	-	-	-	-	-	25,608
Selling, general and administrative expenses	21,712	-	-	-	-	-	21,712
Intangible asset amortization	12,564	(12,564)	-	-	-	(12,564)	-
Changes in fair value of related party contingent consideration	30,957	-	-	(30,957)	32,081	1,124	32,081
Total operating expenses	**102,251**	**(12,564)**	**-**	**(30,957)**	**32,081**	**(11,440)**	**90,811**
Operating income (loss)	**70,758**	**12,564**	**-**	**30,957**	**(32,081)**	**11,440**	**82,198**
Investment Income	1,236	-	-	-	-	-	1,236
Interest Expense	-	-	-	-	-	-	-
Other Expense - changes in fair value of related party payable	(4,883)	-	-	4,883	(4,414)	469	(4,414)
Foreign exchange gain (loss)	10,594	-	(10,594)	-	-	(10,594)	-
Income (loss) before income taxes	**77,705**	**12,564**	**(10,594)**	**35,840**	**(36,495)**	**1,315**	**79,020**
Income tax provision	35,907	4,397	(3,178)	1,709	(1,545)	1,383	37,290
Income Tax Rate	*46%*	*35%*	*30%*	*5%*	*4%*	*105%*	*47%*
Net Loss	**$ 41,798**	**$ 8,167**	**$ (7,416)**	**$ 34,131**	**$ (34,950)**	**$ (68)**	**$ 41,730**
Net loss per share - Diluted	**$ 0.96**	**$ 0.19**	**$ (0.17)**	**$ 0.78**	**$ (0.80)**	**$ -**	**$ 0.96**
Weighted average number of shares outstanding - Diluted	*43,619*	*43,619*	*43,619*	*43,619*	*43,619*	*43,619*	*43,619*

19